Subsequent events	6 Months Ended
Jun. 30, 2021
Subsequent events
Subsequent events

19. Subsequent events

On August 13, 2021, the Partnership paid a cash distribution of $0.3 million, or $0.01 per common unit, with respect to the three months ended June 30, 2021.

On August 16, 2021, the Partnership paid a distribution of $3.9 million, or $0.546875 per Series A preferred unit, for the period commencing on May 15, 2021 to August 14, 2021.

The commercial tranche of the Lampung facility becomes due on September 29, 2021 and the export credit tranche can be called if the commercial tranche is not refinanced. The ongoing refinancing of the Lampung facility, which had been scheduled to close by the end of the second quarter of 2021, is not yet completed due to the failure by the charterer under the lease and maintenance agreement for the PGN FSRU Lampung (“LOM”) entered into with PT Höegh LNG Lampung (“PT HLNG”) to countersign certain customary documents related to the new credit facility. In addition, by letter dated July 13, 2021, the charterer raised certain issues in relation to the operations of the PGN FSRU Lampung and the LOM and by further letter dated July 27, 2021, stated that it would commence arbitration to declare the LOM null and void, and/or to terminate the LOM, and/or seek damages. On August 2, 2021 the charterer served a notice of arbitration (“NOA”) on PT HLNG. Although we believe the charterer’s position is without merit, these circumstances have left us exposed to having to arrange alternative refinancing, or rearrange the existing refinancing, in the short term in advance of the commercial tranche of the Lampung facility's maturity on September 29, 2021. We have asked the existing lenders to approve a 6-month extension to the maturity date to allow for more time to complete the refinancing and have commenced discussions with existing lenders and certain other potential lenders about this. We expect that the terms of any alternative refinancing, if we are successful in finalizing such refinancing, are likely to be less favorable than the terms of the originally agreed refinancing. No assurance can be given at this time as to the outcome of the dispute with the charterer of PGN FSRU Lampung, or of the aforementioned discussions with lenders.

Notwithstanding the NOA, both parties are continuing to perform their respective obligations under the LOM. PT HLNG has served a reply refuting the claims as baseless and without legal merit and has also served a counterclaim against the charterer for multiple breaches of the LOM. PT HLNG will take all necessary steps and will vigorously defend the charterer’s claims in the legal process.

In addition, progress is being made in relation to the refinancing of the Neptune facility and the Cape Ann facility which mature and become payable by our Joint Ventures in November 2021 and June 2022, respectively.

However, should we be unable secure an extension to the maturity date of the Lampung facility, to refinance this facility or to obtain refinancing for the Neptune and Cape Ann facilities or our other debt maturities on a timely basis or at all, we may not have sufficient funds or other assets to satisfy all our obligations, which would have a material adverse effect on our business, results of operations, financial condition and ability to make distributions to unitholders.